Other Provisions	12 Months Ended
Jun. 30, 2021
Other Provisions1 [Abstract]
Other Provisions	OTHER PROVISIONS

	SA Rand
Figures in million	2021	2020
Provision for silicosis settlement (a)	854	892
Retirement benefit obligation (b)	247	193
Total other provisions	1 101	1 085
Current portion of other provisions	175	175
Non-current portion of other provisions	926	910
.
Provision for silicosis settlement
Critical accounting estimates and judgements
Significant judgement is applied in estimating the cost that will be required in future to settle any claims against certain of the group’s mines. The ultimate cost may differ from current estimates.

The provision amount was based on estimates of the number of potential claimants, levels of disease progression and take-up rates. These estimates were informed by historic information, published academic research and professional opinion. The key assumptions that were made in the determination of the provision amount include:
•Silicosis prevalence rates;
•Estimated settlement per claimant;
•Benefit take-up rates;
•Disease progression rates; and
•Timing of cash flows.

A discount rate of 6.2% (2020: 7.6%) (2019: 8.5%) was used, based on South African government bonds with similar terms to the obligation.

There is uncertainty with regards to the rate at which potential claims would be reported as well as the benefit take-up rates. Refer to sensitivity analysis on the key assumptions below.

Harmony and certain of its subsidiaries (Harmony group), together with other mining companies, were named in a class action suit for silicosis and tuberculosis which was certified by the Johannesburg High Court in May 2016. On 26 July 2019, the Johannesburg High Court approved the R5.2 billion settlement of the silicosis and tuberculosis class action suit between the Occupational Lung Disease Gold Working Group (the Working Group) – representing Gold Fields, African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Harmony and Sibanye Stillwater – and lawyers representing affected mineworkers (settlement agreement). The mandatory three-month period, during which potential beneficiaries could opt out of the settlement agreement and the audit thereof was completed in December 2019. The Tshiamiso Trust will oversee the tracking and tracing of class members, process all submitted claims, including the undertaking of benefit medical examinations, and pay benefits to eligible claimants. A jointly controlled Special Purpose Vehicle has been set up to act as an agent for the Working Group in relation to certain matters set out in the settlement agreement and trust deed.

The Working Group has paid the legal costs of the claimants’ attorneys and other initial amounts as set out in the settlement agreement. On 31 January 2020, the Working Group commenced the payment of their quarterly administration and benefit contributions to the Tshiamiso Trust to enable the trustees to settle benefits of eligible claimants.
27     OTHER PROVISIONS continued
(a)Provision for silicosis settlement continued
Harmony has provided for the estimated cost of the settlement based on actuarial assessments. A portion of the provision has been transferred to current liabilities. The nominal amount for Harmony group is R1 billion.

Effective 1 October 2020, Harmony acquired the Mponeng operations and related assets. Refer to note 14 for further information on the acquisition. The transaction excluded the silicosis obligation prior to the effective date.

The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2021	2020
Balance at beginning of year	892	942
Change in estimate	80	36
Time value of money and inflation component	52	69
Payments to Tshiamiso Trust and claimant attorneys	(170)	(155)
Balance at end of year	854	892
Current portion of silicosis settlement provision	175	175
Non-current portion of silicosis settlement provision	679	717

Sensitivity analysis
Management has considered the information available regarding key assumptions, as well as the uncertainties and term of the projections, and determined variances for a reasonable (possible) range to apply to the key assumptions. Information considered included medical data and evidence from the silicosis claim process, which has not changed significantly since the liability was recognised. Management also considered the guidance provided by the actuarial specialists as to what could be a reasonably possible change for each item. The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2021	2020
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	85	72
Change in silicosis prevalence[2]	85	72
Change in disease progression rates[3]	42	36
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(85)	(72)
Change in silicosis prevalence[2]	(85)	(72)
Change in disease progression rates[3]	(42)	(36)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or TB classes.

The above sensitivity analysis is based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. A change in the settlement claim amount would result in a change in the provision amount on a Rand for Rand basis.

The ultimate outcome of this matter remains uncertain, with the number of eligible potential claimants successfully submitting claims and receiving compensation being uncertain. The provision recorded in the financial statements is consequently subject to adjustment or reversal in the future.
Retirement benefit obligation
Accounting policy
The group provides medical cover to current employees and certain retirees through certain funds. The medical accounting costs for the defined benefit plan are assessed using the projected unit credit method. The health care obligation is measured at the present value of the estimated future cash outflows using government bond interest rates consistent with the terms and risks of the obligation. Actuarial gains and losses as a result of these valuations are recognised in other comprehensive income (OCI) at revaluation date. Actuarial gains and losses recognised in OCI will not be recycled to profit or loss. The future liability for current and retired employees and their dependants is accrued in full based on actuarial valuations obtained annually.
27     OTHER PROVISIONS continued
(b)Retirement benefit obligation continued

Critical accounting estimates and judgements
An updated actuarial valuation is carried out at the end of each financial year. Assumptions used to determine the liability include a discount rate of 11.2%, no increases in employer subsidies (in terms of the agreement), mortality rates according to the SA 1956/62 mortality table (SA “”a mf”” tables) (retirement age of 60) and a medical inflation rate of 8.5% (2020: discount rate of 11.2%, retirement age of 60 and 8.5% inflation rate) (2019: discount rate of 9.7%, retirement age of 60 and 7.8% inflation rate). Management determined the discount rate by assessing South African government bonds with similar terms to the liability. The changes to the discount rate and medical inflation rate are similar to changes in interest and inflation rates in South Africa.

Pension and provident funds
The group contributes to several pension and provident funds governed by the Pension Funds Act, 1956 for the employees of its South African subsidiaries. The pension funds are multi-employer defined contribution industry plans. The group’s liability is therefore limited to its monthly determined contributions. The provident funds are funded on a “monetary accumulative basis” with the member’s and employer’s contributions having been fixed in the constitution of the funds. The Australian group companies make contributions to each employee’s superannuation (pension) funds in accordance with the Superannuation Guarantee Scheme (SGS). The SGS is a Federal Government initiative enforced by law which compels employers to make regular payments to regulated funds providing for each employee on their retirement. The SGS was set at a minimum of 9.5% of gross salary and wages for the 2021 year (2020: 9.5%). The fund is a defined contribution plan. The PNG Superannuation Act 2002 requires a compulsory employer contribution of 8.4% (2020: 8.4%) into an approved superannuation (pension) fund if an employee is appointed for a period of three months or more. The approved superannuation funds are defined contribution plans.

Substantially all the group’s employees are covered by the above mentioned retirement benefit plans. Funds contributed by the group for the 2021 financial year amounted to R929 million (2020: R842 million).

Post-retirement benefits other than pensions
Harmony inherited post-retirement medical benefit obligations with the Freegold acquisition in 2002 and the Moab Khotsong acquisition in 2018. In 2021, following the acquisition of the Mponeng operations and related assets, Harmony inherited the post-retirement medical benefit obligation of the Mponeng operation. Refer to note 14 for further details on the acquisition. Except for the abovementioned employees, Harmony has no other post-retirement benefit obligation for the other group employees.

The group’s obligation is to pay a subsidy of 2% for every completed year of employment up to a maximum of 50% of total medical aid contributions, commencing on date of retirement. Should the employee die, either in service or after retirement, this benefit will transfer to his/her dependants. The medical aid tariffs are based on the Bestmed medical scheme (Bestmed) options.

The principal actuarial assumptions used to determine the present value of unfunded obligations are discussed above. In addition, the following was also considered:
•It is assumed that all Continuation and Widow Members (CAWMs) will remain on the current benefit option and income band. For employed members, post-employment contributions were assumed to be equal to the average payable for the current CAWMs membership;
•It is assumed that not all employed members will remain employed until retirement therefore estimated resignation and ill-health retirement rates are also taken into account;
•It is assumed that 90% of employed members will be married at retirement or earlier death and that wives are four years younger than their husbands.

Through the post-employment medical plan, the group is exposed to a number of risks, the most significant of which are discussed below:
•Change in bond yields: A decrease in the bond yields will increase the plan liability.
•Inflation risk: The obligation is linked to inflation and higher inflation will lead to a higher liability.
•Life expectancy: The obligation is to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plan’s liabilities.

The liability is unfunded and will be settled out of cash and cash equivalents when it becomes due. The liability is based on an actuarial valuation conducted during the year ended 30 June 2021, using the projected unit credit method. The next actuarial valuation will be performed on 30 June 2022.
27     OTHER PROVISIONS continued
(b) Retirement benefit obligation continued
Post-retirement benefits other than pensions continued
.

	SA Rand
Figures in million	2021	2020
Present value of all unfunded obligations	247	193
Current employees	99	56
Retired employees	148	137

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	193	201
Acquisition of Mponeng operations and related assets	27	—
Contributions paid	(12)	(12)
Other expenses included in staff costs/current service cost	1	2
Finance costs	22	19
Net actuarial (gain)/loss recognised in other comprehensive income during the year	16	(17)
Balance at end of year (non-current)	247	193

The net actuarial loss for 2021 mainly resulted from the shortfall related to the take-on of the Mponeng operation medical benefit obligation. (2020: net actuarial gain was mainly due to an increased discount rate as well as a decline in members).

	SA Rand
Figures in million	2021	2020
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	247	193
Fair value of plan assets	—	—
Net liability of defined benefit plan	247	193

Management considered whether a reasonably possible change in any of the key assumptions would have a material impact on the obligation, service cost or finance costs. It was determined that changes would result in an immaterial increase or decrease.

The group expects to contribute approximately R14 million to the benefit plan in 2022. The weighted average duration of the defined benefit obligation is 12.5 years.